UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2021

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-33177	22-1897375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 Crawfords Corner Road, Suite 1405, Holmdel, NJ	07733
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(732) 577-9996

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNR	New York Stock Exchange
6.125% Series C Cumulative Redeemable Preferred Stock	MNR-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2021, Monmouth Real Estate Investment Corporation (the “Company”) adopted a change in control severance plan (the “Change in Control Severance Plan”), effective January 1, 2021, in substantially the form filed as Exhibit 10.1 to this Form 8-K. Under the Change in Control Severance Plan, if an employee who is not subject to an employment agreement with the Company providing for severance is terminated by the Company without “cause” (as defined in the Change in Control Severance Plan), within twelve (12) months following a Change in Control (as defined in the Change in Control Severance Plan), the terminated employee will be entitled to a lump-sum cash payment in an amount equal to two times the employee’s annual base salary and payment or reimbursement by the Company of premiums for healthcare continuation coverage under COBRA for the employee and his or her dependents for so long as they remain eligible for such coverage or until they obtain other health care coverage, if earlier.

The foregoing description of the Change in Control Severance Plan is qualified in its entirety by reference to its terms, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01. Other Events

On January 14, 2021, the Board of Directors (the “Board”) declared a dividend of $0.18 per share to be paid March 15, 2021 to common shareholders of record as of the close of business on February 16, 2021. Also on January 14, 2021, the Board declared a dividend for the period December 1, 2020 through February 28, 2021, of $0.3828125 per share on the Company’s 6.125% Series C Cumulative Redeemable Preferred Stock payable March 15, 2021 to shareholders of record as of the close of business on February 16, 2021. A copy of the press release announcing the quarterly dividends is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On January 14, 2021, the Board unanimously decided to explore strategic alternatives to maximize shareholder value. Although the Board has determined to explore strategic transactions for the Company, the Company is not obligated to pursue any particular transaction or any transaction at all. Even if the Board decides to pursue a particular strategy, there is no assurance that the Company will successfully implement its strategy. This Current Report on Form 8-K does not constitute an offer to sell the Company’s Common Stock. A copy of the press release announcing the Company’s exploration of strategic alternatives is filed as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated by reference.

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Forward-Looking Statements

The foregoing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide the Company’s current expectations or forecasts of future events. Forward-looking statements include statements about the Company’s expectations, beliefs, intentions, plans, objectives, goals, strategies, future events, performance and underlying assumptions and other statements that are not historical facts. You can identify forward-looking statements by their use of forward-looking words, such as “may,” “will,” “anticipate,” “expect,” “believe,” “intend,” “plan,” “should,” “seek” or comparable terms, or the negative use of those words, but the absence of these words does not necessarily mean that a statement is not forward-looking. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to it. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company. Some of these factors are described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 and its other periodic reports filed with the Securities and Exchange Commission, which are accessible on the Securities and Exchange Commission’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in the filings. These and other risks, uncertainties and factors could cause the Company’s actual results to differ materially from those included in any forward-looking statements it makes. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect it. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You should not place undue reliance on these forward-looking statements, as events described or implied in such statements may not occur. Although the Board has unanimously decided to explore strategic alternatives for the Company, the Company is not obligated to pursue any particular transaction or any transaction at all. Further, although the Company is exploring strategic alternatives, there is no assurance that this process will result in stockholder liquidity, or provide a return to stockholders that equals or exceeds the Company’s estimated value per share. Even if the Board decides to pursue a particular strategy, there is no assurance that the Company will successfully implement its strategy.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

10.1	Change in Control Severance Plan, dated January 14, 2021.

99.1	Press Release dated January 14, 2021.

99.2	Press Release dated January 14, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monmouth Real Estate Investment
Corporation

Dated: January 14, 2021	By:	/s/ Kevin S. Miller
Kevin S. Miller
Chief Financial Officer, its principal financial officer and principal accounting officer

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